Exhibit 10.3

WAIVER REGARDING ANTI-DILUTION

May __, 2014

Reference is hereby made to that certain Warrant issued to [________] ("[WARRANTHOLDER]") by Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), pursuant to the Underwriting Agreement, dated as of August 13, 2013, by and among the Company, Roth Capital Partners, LLC and Maxim Group LLC (the “Warrant”), as set forth on Schedule 1 attached hereto. Capitalized terms not defined herein shall have the meaning assigned to such terms in the Warrant.

WHEREAS, the Company is contemplating a listing of its securities on Nasdaq (the “Listing”);

WHEREAS, pursuant to the Warrant, [WARRANTHOLDER] has certain anti-dilution rights; and

WHEREAS, in connection with the Listing, the Company has requested that [WARRANTHOLDER] permanently waive any and all anti-dilution rights contained in the Warrant;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

Anti-Dilution Waiver. [WARRANTHOLDER] and its successors and assigns hereby forever irrevocably waives any and all past, present or future anti-dilution rights contained in the Warrant, including but not limited to Section 3(f) of the Warrant (which is hereby deleted), that [WARRANTHOLDER], its successors or assigns have or may have had, and any right to notice or other rights in connection therewith. The undersigned parties agree that the Warrant is hereby amended accordingly. Notwithstanding anything in the foregoing to the contrary, this Waiver and amendment does not apply to any provisions of the Warrant solely relating to mathematical adjustments for stock splits, reverse stock splits, subdivisions, combinations, dividends or distributions in shares of Common Stock, or other similar reclassifications.

This Waiver shall only waive anti-dilution rights. This Waiver shall not constitute a waiver of any other rights or consent to any other action.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Waiver as of the date first set forth above.

[WARRANTHOLDER]

By:
Name:
Title:

BRAINSTORM CELL THERAPEUTICS INC.

By:
Name:
Title:

Schedule 1

Warrant

Name of Warrant Holder:

Warrant No.(s):

Total Warrant Shares: